The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. INVESTOR DAY 2013 WESCO Overview John Engel, Chairman, President and Chief Executive Officer

2 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Safe Harbor Statement Note: All statements made herein that are not historical facts should be considered as “forward- looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse conditions in the global economy; increase in competition; debt levels, terms, financial market conditions or interest rate fluctuations; risks related to acquisitions, including the integration of EECOL; disruptions in operations or information technology systems; expansion of business activities; litigation, contingencies or claims; product, labor or other cost fluctuations; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2012 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be obtained via WESCO’s website, www.wesco.com.

3 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 WESCO Investor Day 2013 Agenda • WESCO Overview − Strategic plan and progress − Business priorities − Value creation opportunity • One WESCO Operations − Operating priorities − One WESCO − Margin expansion − LEAN − Investment priorities • Growth Engines − Global Accounts & Integrated Supply − Utility − Communications & Security − Canada − International • Financial Results and Expectations − Financial objectives and results − Cash generation and usage − Outlook • Q&A and Closing Remarks

4 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Vision Global Leader of Supply Chain Solutions that consistently delivers Superior Customer Value and Shareholder Returns ----------------- Known for the best customer service and the best people Providing customers the products and supply chain services they need for MRO, OEM, and Capital Projects Value Proposition WESCO International …an industry leader WESCO is a leading provider of electrical, industrial, and communications MRO and OEM products, construction materials, and advanced supply chain management and logistics services.

5 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Global Reach …delivering solutions far beyond our physical locations WESCO locations Delivery locations beyond our footprint Headquartered in Pittsburgh, PA | 9,000+ employees | 475+ locations in 18 countries

6 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 WESCO Profile 44% 31% 14% 11% 40% 14% 16% 11% 10% 9% Controls & Motors Lighting & Controls General Supplies Data & Broadband Communications Wire, Cable & Conduit Distribution Equipment Note: 1H 2013 percentages reported on consolidated basis. 70% 24% 6% Geography ROW Canada U.S. Products & Services Markets & Customers Utility CIG Industrial Construction Investor Owned | Public Power Utility Contractors Commercial | Institutional | Government Global Accounts | Integrated Supply OEM | General Industrial Non-Residential | Residential Sales 1994 $1.5B at LBO 2003 $3.3B 2012 $6.6B …portfolio diversified and strengthened over last decade

7 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Market Opportunity Large Fragmented Market Value of Distribution Needs ˗ Procurement ˗ Warehousing ˗ Logistics ˗ Supply Chain Management • Industry consolidation • Outsourcing • Global sourcing • Supply chain integrity • Growing interdependence • Financial strength and liquidity Needs ˗ Sales ˗ Marketing ˗ Delivery ˗ Service Market Trends Benefit WESCO • Thousands of manufacturers • Over 10,000 distributors • Top 5 distributors have less than 30% share in North America • Majority of products get to market through distribution …large fragmented market with trends favorable to WESCO

8 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Growth Strategy Growth strategy • Established eight growth engines and six operational excellence initiatives • Initiated One WESCO • Increased investments in business • LEAN inside and outside company • Provided greater transparency • Developed leaders and organization Results delivered • Gained market share • Investments delivering results • Expanding global capabilities • Eight acquisitions over last three years • Strong earnings growth • Shareholder value creation …playing offense, and execution is producing strong results Expand Base Enrich Portfolio Operational Excellence

9 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Utility Growth Engines …support our profitable growth objectives Construction Government International Communications & Security Lighting & Sustainability Acquisitions End Markets Product Categories Global Accounts & Integrated Supply Business Models Global Accounts Provides comprehensive supply chain solutions to Fortune 1000 and other multi-site companies for their MRO, OEM, and capital expenditure needs Integrated Supply Provides turnkey outsourcing solutions for MRO and OEM procurement and other supply chain needs 1 2 3 4 5 6 7 8 Key Capabilities

10 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Marketing Leadership • Demand creation programs • Brand management • Dedicated specialists Sales Management • LEAN initiative for sales • Sales, territory and account management • Sales training and precision based selling Sourcing Effectiveness • Category management • Volume leveraging • Utilization of preferred suppliers Pricing Effectiveness • Price increase management • Customer-specific pricing and rebate management • Pricing categorization and optimization Service Excellence • Voice of customer • KPI deployment and goal setting • e-Business Talent Management • Talent management process and programs • WESCO University • High performance culture Operational Excellence Initiatives …LEAN is our foundation for operational excellence 1 2 3 4 5 6

11 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Acquisition Strategy Framework Priorities Consistent with WESCO strategy Return greater than risk- adjusted WACC Accretive in first year of operation Margins higher than WESCO average  …driving strategic growth and shareholder value Markets & Customers Geographies Products & Suppliers Core   

12 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 0.0 1.0 2.0 3.0 4.0 5.0 May 99 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 R-2000 5% CAGR WCC 10% CAGR Total Shareholder Return Inde xed C u m ula ti ve T S R % …consistent above market returns TSR CAGR % 1 year 3 year 5 year 10 year WESCO 27 36 11 29 Russell 2000 16 12 4 10 GICS Capital Goods Group 19 15 2 13 YTD 2013 TSR 12%

The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. INVESTOR DAY 2013 One WESCO Operations Steve Van Oss, Senior Vice President and Chief Operating Officer

14 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Operating Priorities …to deliver above market profitable sales growth Sales Growth $4.6B $5.1B $6.1B $6.6B $7.5B 2009 2010 2011 2012 2013E Gross Margin Expansion 19.5% 20.0% 20.5% 20.9% 22.0% 2009 1H 2012 2H 2012 1H 2013 Target Operations Efficiency 13% CAGR Progress Toward Target

15 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Global Footprint …supports expanding with customers around the world Headquartered in Pittsburgh, PA | 9,000+ employees | 475+ locations in 18 countries WESCO locations

16 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 One WESCO •Value Proposition •Implementation Steps One WESCO integrates our portfolio of products, services, and supplier relationships into comprehensive supply chain management solutions for our customers’ global MRO, OEM, and Capital Project needs. • Salesperson, product specialist, technical support, and local branch collaboration for key customers • Branding and marketing leverage • Incentive and commission plan revisions • Specialist training via WESCO University • Extension of core capabilities across branch network • Combined operations in select geographies …targets expanding our global customer base and relationships Government Lighting & Sustainability Global Accounts & Integrated Supply Construction Acquisitions Utility International Communications & Security

17 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 One WESCO Locations Houston Charlotte Dallas Chicago Los Angeles Opened September 2008 Summer 2010 November 2011 February 2012 Fall 2013 Size 108,000 ft2 113,000 ft2 111,139 ft2 70,000 ft2 125,000 ft2 Employees 140 120 80 110 85 Inventory $12M $13M $11M $5M $5M …support expanded offerings to customers One WESCO Lighting & Sustainability Solutions Center One WESCO Lighting & Sustainability Solutions Center

WESCO INTERNATIONAL, INC. INVESTOR DAY 2013

Global Accounts Customer Relationship

An example Global Accounts customer…



PRODUCT CATEGORY PENETRATION
% Sales Penetration
>80%
~ 50%
< 20%
LOCATIONS
LOCATION 1
LOCATION 2
LOCATION 3
LOCATION 4
LOCATION 5
LOCATION 6
LOCATION 7
LOCATION 8
LOCATION 9
LOCATION 10
LOCATION 11
LOCATION 12
BALLASTS
BOXES METALLIC & NON-METALLIC
CIRCUIT BREAKERS
CONDUIT & CABLE FITTINGS
CONDUIT-METAL
CONDUIT-NON METALLIC
CONTROL - OPEN & CLOSED
CUTOUT, ARRESTOR, CAPACITORS & H.V. SWITCHES
DATA COMMUNICATIONS
ELECTRICAL SUPPLIES
ENCLOSURES
ENGINEER SERVICES & (W) RENEWAL PARTS
FACTORY PRODUCTS
FANS,HEATERS,VENTING EQUIP.
FUSES, FUSE BLOCKS & FUSE HOLDERS
INDUSTRIAL MAINTENANCE
LAMPS
LIGHTING
LOADCENTERS/BREAKERS/METER CENTER
METERING/INSTRUMENT TRANSFORMERS
MISC ELECTRICAL
MOTOR CONTROL CENTERS
MOTORS & DRIVES
PANELBOARDS/SWITCHGEAR/BUSDUCT
PROGRAMMABLE CONTROLLERS
RACEWAYS, WIREWAYS,STRUT,CABLE TRAY
SAFETY SWITCHES
T&D UTILITY PRODUCTS
TAPE,INSULATING MATERIAL,HEAT SHRINK TUBING SEALANTS & ADHESIVES
TERMINATIONS,LUGS,CONNECTORS & ACCESSORIES
TOOLS
TRANSFORMERS
TRANSFORMERS:DISTRIBUTION
TRANSFORMERS:POWER
WATERCOOLERS
WIRE DATA COMMUNICATIONS
WIRE, POWER, CORDS & BUILDING
WIRING DEVICES

…significant opportunity for increased customer share capture

18

ID13 WESCO Investor Day

19 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Precision Based Selling New Customers Transactional Value Expansion Potential High Value Aggressively Grow Overserve Protect Defend Convert Pipeline Efficiently Serve and Support Growth (e-Commerce) Strategy Salesperson Intensity Moderate to High High Low Low …targets improved sales management and execution Customer Pyramid

20 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Integration Status On Track Complete Potelcom RECO TVC Communications Brews RS Electronics Trydor Industries Conney Safety EECOL Acquisitions 590 405 350 155 Industrial Construction CIG Utility $ Sales Millions Sales $1.5 Billion First Year EPS Accretion ~$1.53+ Acquisitions (2010-2013) …building momentum over last 3 years

21 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Gross Margin Expansion Expansion Drivers Pricing initiatives 25 to 50 bpts Sourcing and purchasing 25 to 50 bpts initiatives Acquisitions ~20 bpts per year 19.5% 20.0% 20.5% 20.9% 22.0% 2009 1H 2012 2H 2012 1H 2013 Target …supports operating margin expansion Gross Margin Expansion Opportunity

22 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Sourcing and Purchasing Initiatives …focused on gross margin expansion Sourcing & Purchasing Priorities V o lum e l e verag in g Compre h ens iv e categor y mana g emen t Custome r- specific supp lie r pr ice ne g otiati o n s Ma x imize uti lizati o n of preferre d supp lie rs Robust tools and systems Investment in talent Preferred Supplier Standard Supplier • Price • Standard payment terms • Cash discounts and extended dating • Rebate programs • Special pricing arrangements • Project registration • Distribution center allowance • Enhanced return policies • Dedicated staff • Market development funds • Funded marketing/sales personnel

23 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Pricing Tools • Dynamic floor pricing • Best in class by industry • Top 100 SKU review • Supplier price increase notification • Margin gap to goal analysis Pricing Initiatives …focused on gross margin expansion Pricing Priorities Pric in g cat e g o riz a tio n a n d o p timiz a tio n Pric e incr e as e ma n a g em e n t C u stom e r re b at e ma n a g em e n t Prec isi o n B a se d S e lli n g Robust tools and systems Investment in talent

24 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 LEAN Journey …a continuous improvement culture founded on LEAN Customer Focus Solution Categories • Initiated in 2003 • Centralized LEAN team with additional field resources • 6,000+ Kaizen events • Enterprise-wide application and results ˗ Focus on sales, operations and transactional processes ˗ Industry-leading value creation program for customers • LEAN leadership, culture and certification programs • A distinct, competitive differentiator Over 50 Value Creation Solutions

25 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Ongoing Investments Acquisitions E-Commerce Programs LEAN Personnel Precision Based Selling Footprint Edmonton, Alberta Mississauga, Ontario Montreal, Quebec Sales Supply Chain Business Development …strengthen WESCO enterprise Opened 20 new branches since 2011

26 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Summary • Operating priorities remain consistent • Acquisitions, increased investments in sales and marketing, and One WESCO operations have resulted in profitable above market results • Precision based selling processes should drive sales force productivity and gross margin expansion • Global Account penetration should accelerate sales growth • Gross margin expansion initiatives are expected to translate to higher operating margins • LEAN operational improvements support investments in new facilities while enabling strong operating profit pull through

The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. INVESTOR DAY 2013 Global Accounts and Integrated Supply Kevin Kerby, Vice President

28 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Global Accounts and Integrated Supply •Customer Relationship Management •Value Proposition Full range of products and supply chain services for MRO, OEM, and Capital Projects • Large, multisite customers • Application oriented value creation solutions • One WESCO opportunities • Expand with current customers • Capture new customers in target verticals • Strategic partner relationships Global Accounts Standardizing products, pricing, terms, and service Integrated Supply Outsourcing MRO materials, low value direct materials, and supply chain services •Approximately $2B annual sales …one of WESCO’s key growth engines Fortune 1000 Targeted Market Global Accounts & Integrated Supply Utility International Communications & Security

29 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Business Development Life Cycle …satisfy customers, increase customer share and add new customers Pipeline Management $2.4B+ Continuously manage all phases of the cycle for significant potential Solution Selling 4 Focus Categories Demand Generation and Lead Qualification 30,000 calls per year Broad footprint to service customers 475 Branches Account Management 600 Sales Support People 1 2 3 4 5

30 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Demand Generation and Lead Qualification 10,800 14,400 15,500 2011 2012 2013 Annualized Actionable Leads …provides inputs into our sales funnel Since 2011: 40,700 actionable leads ~ $185M in first time orders

31 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Target Identification Discovery Meeting Proposal $0.9B $0.5B $1.7B $0.2B $2.4B Pipeline Global Accounts Pipeline …record pipeline in excess of $2.4B WESCO win Negotiation

32 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Global Accounts Value Proposition Integrated Supply Global Capital Project Management Direct Material Solutions Industrial & Electrical Distribution …addresses key customer needs and applications Standardizing products, pricing, terms, and service across multiple customer facilities

33 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Customer Account Management 1 1.3 2009 2012 Customers 1 1.4 2009 2012 Sites Served …increasing customers and share 30% Growth 40% Growth (Indexed)

34 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Construction and Capital Projects Architects Billing Index (ABI) Capital Projects Group EPCs and Large Contractors JAN '10 JAN '11 JAN '12 JAN '13 50 Global Accounts End Users, EPCs, and Contractors Branches Local Contractors …attractive growth prospects for non-residential

35 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Lighting …well positioned to take advantage of shift to solid state lighting WESCO Lighting Capability Expansion and Investment • Global Account customer base • Energy audit and opportunity identification process • Three Lighting and Sustainability Solutions Centers • Dedicated Lighting Team − Regional Lighting Manager Network − Indoor and outdoor lighting specialists − Projects and quotations specialists − Controls expertise − Renovation team Sources: McGraw Hill, US DOE, company estimates ~75% ~50% ~25% ~50% Current 2017E North American Lighting Industry ~$20B ~$16B Traditional Solid State Intelligent lighting networks and smart buildings enabler

36 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Integrated Supply Capabilities Customer Savings Opportunities …provide turnkey supply chain outsourcing for our customers • Lower material prices 85% 15% • Productivity improvements • Spending controls and reduced consumption • Less waste • Lower labor costs • Less working capital • Optimized inventory • Increased efficiencies • Reduced system investments Technology to better manage processes

37 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Global Reach …delivering solutions far beyond our physical locations WESCO locations Delivery locations beyond our footprint

38 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Success Story Oil and Gas Company MRO Products • Business Development and Contracts team secured contract in late 2012 • WESCO has MRO business at 60% of major refineries for this customer • Full implementation to be completed in 2013 • Significant capital spending planned through 2017 • $20M+ annual sales potential for this new Global Account customer

39 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Summary • Large addressable market • Opportunities for WESCO aligned with customer supply chain and outsourcing needs • One WESCO has created additional customer spend capture opportunities • Customer share growth opportunities in all spend segments.

The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. INVESTOR DAY 2013 Utility Andy Bergdoll, Group Vice President and General Manager

41 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Utility •Addressable Market •Value Proposition $15B U.S. and Canada Market Opportunity Supply chain trends favorable to WESCO: WESCO has significant positions in both the U.S. and Canada. • 150+ servicing branches • Broad product and services portfolio for entire utility power chain • Strong customer base • Leveraging One WESCO capabilities to service customers • Change in profile and scope of managed spend for utilities • Drive for business process improvement •Approximately $1.0B in annual sales …one of WESCO’s key growth engines Global Accounts & Integrated Supply Utility International Communications & Security

42 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Utility Utility Power Chain Segments Distribution Substation Transmission Generation Customer Segments: 1. IOU 2. Public Power 3. Utility Contractor 4. Generation Stations 5. Generation Contractor …addressing the entire power chain through every customer segment

43 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 70% 15% 15% Utility Sales Power Chain • Customer Segments Industry Trends • Slow meter and load growth – grid and generation • Reliability and efficiency projects • Communications infrastructure • Alternative energy drivers • Gas related infrastructure and generation • Transmission infrastructure requirements Industry Trends • Cost savings and productivity improvement programs • Focus on core competencies – system operations • Workforce demographic changes • Increased recruitments from outside industry 48% 40% 12% Distribution High Voltage Generation Utility Contractor Public Power IOU …industry trends provide substantial opportunities for WESCO

44 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Utility Products Portfolio Generation Transmission/Substation Distribution Grid Core T&D Components   Equipment and Apparatus  Wire, Cable and Conduit   Communication and Security    Lighting   Electrical MRO  Safety    Industrial MRO, Tools, and Supplies   2nd Tier Pipes, Valves, and Fittings   Power Transmission and Bearings  Controls and Instrumentation  Fasteners  Packing, Gaskets, Seals  Manufacturer Direct Poles, Structures   Major Equipment   OEM, Spares   Customer Value Proposition Product and supplier access – National scale and local service Technical support and distributor services …providing products across the entire utility power chain

45 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 T&D Materials T&D Equipment Outdoor Lighting Communications Products Safety MRO Core Product Growth Drivers …support continued growth outlook • Residential system expansion • Storm/Emergency response • Supply chain productivity • Shale energy development • Regulations • Conney sales model • Alliance development • Demand management • Transaction cost management • Inventory control • Integrated supply programs • Communications infrastructure • Physical and cyber security systems – NERC/CIP standards • Alliance scope expansion • Aging equipment • System reliability • Energy efficiency • Smart grid • LED technology • Controls • Expanding customer base

46 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Smart Grid Projects Investments M a rk e t A dop ti o n …provide substantial opportunities for WESCO Advanced Metering Infrastructure Source: Utilimetrics

47 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Utility Services Portfolio Generation Transmission/Substation Distribution Grid Supply Chain Sourcing and Category Management   Procurement and Expediting    Cross Dock and Logistics    Point of Use Programs   Inventory Optimization   Warehouse and Site Operations    Data and Transaction Integration   Project Bill of Material Development  Project Material Sourcing    Packaging, Kitting, Sub-Assembly   Project Materials Requirement Management   Site Materials Management   Cable Management  Site Warehousing and Logistics   Customer Value Proposition Category management and TCO savings programs Productivity and efficiency savings Resource availability, business process outsourcing …expanding across all power chain segments

48 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Alliance Program Process Improvement LEAN Outage / Storm Materials Management Second Tier Supplier Management Sustainability Programs Supply Chain Services Project Services Program Management Value Creation …leading to integrated supply agreements 15% 85% • Material cost reduction/increase avoidance • Standardization and substitution • Improved material availability • Material usage reduction • Material waste reduction • Supply chain productivity • Operations efficiency • Labor cost reduction • Labor resource availability • Reduced working capital • Reduced system investment • Risk management enhancement

49 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Storm Response – Hurricane Sandy • 17 states impacted • 8M+ power outages • 14 IOUs impacted • Assistance crews brought in from over 50 utilities and contractors • Three week primary restoration effort WESCO Response • Provided 24/7 restoration support for Alliance customers as well as support for other customers • Rotated over 30 WESCO employees from across the country to support the restoration efforts • Over 40 WESCO branches engaged in restoration program − 9 Utility branches in impacted area − 20 Utility branches outside of impacted area − WESCO DC and I/C branch support • Leveraged national inventory – branch and strategic alliances …demonstrates our commitment and ability as a first responder

50 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Recent Success Stories Major IOU Integrated Supply • Utility under cost reduction pressure due to market dynamics – integrated supply opportunities identified • Extensive industry benchmarking process and competitive bid process • Scope of supply includes full product portfolio and full services portfolio across distribution and generation • Currently in the implementation phase National Utility Contractor Project Services • Major IOU is developing a Utility scale Solar PV plant in the U.S. • Providing materials for overhead substation, transmission, and overhead distribution • Contract scope includes bill of material development, design support, material logistics and project management …reflect our comprehensive product and service offering

51 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Summary • Utility market is large and undergoing significant changes which are creating strong growth opportunities for WESCO in the Americas • One WESCO has expanded our scope of supply and increased our service capabilities to meet our customers’ changing needs • WESCO continues to lead the industry and play offense – customer service, storm response, scope expansion, alliance models • WESCO Utility is the industry leader in integrated supply programs – for both Utility supply chain and Utility projects

The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. INVESTOR DAY 2013 Communications and Security David Bemoras, Group Vice President and General Manager

53 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Communications and Security Addressable Market • Value Proposition $20B Global Market Opportunity Global Supply Chain Consolidator WESCO is a leading provider of enterprise communications, security and broadband solutions, supporting a wide range of customer applications across the globe. • Voice and data communications • Security, surveillance, access control • Data centers • Intelligent buildings • Financial strength • Consultative selling • Global Reach • Customized solutions • Value Creation • Broadband networks • Wireless communications • Audio and video • Smart grid and outside plant • Highly experienced technical sales force • Best-in-class supplier ecosystem • Broad product offering • Approximately $1B in annual sales …one of WESCO’s key growth engines Global Accounts & Integrated Supply Utility International Communications & Security

54 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 …Cloud, Mobile, and Video Driving Demand for Enterprise Bandwidth, Data Center Expansion, and Security Solutions Market Trends Favor WESCO • Key Trends • Data center growth accelerating due to cloud, mobile and video requirements • Mobile devices putting strain on networks • IP security continues strong growth trajectory • Passive Optical LAN – adoption of next generation LAN infrastructure technology • Enterprise in-building wireless systems gaining broader acceptance • Intelligent building architecture gaining momentum • WESCO Position • The only globally enabled data communications, security, and electrical distributor • One WESCO Value Creation • Global accounts core competency • Diverse customer base • Supplier advocacy and preferential support • Expanding eCommerce platform

55 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Enterprise, Security, and Broadband Solutions Channels Markets • Contractors • Security Integrators • Network Integrators • System Integrators • A/V Integrators • Architects • Consultants • Engineers • Government • Energy • Industrial • OEM • Commercial • Automotive • Healthcare • Residential One WESCO creating enormous opportunity in untapped markets... Enterprise Broadband Security One WESCO creating opportunities in untapped markets

56 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Applications Enterprise Solutions WESCO’s Enterprise offering supports every communications system, from mission critical networks, to telephony and A/V systems. Key Markets • Healthcare • Higher Education • Commercial • Government • Casino / Resort Solutions • Local Area Networks •Wireless Networks • Data Centers • A/V Systems • Campus Networks • Mobile Connectivity • Secure Networks • Cable & Connectivity • LAN/WAN/SAN Equipment • Racks & Cabinets •Wireless Systems • Passive Optical LAN • Telephony & Intercom • Commercial A/V • Power & Protection • Distributed Antenna Systems - 25 50 75 100 2008 2009 2010 2011 2012 Source: Global Bandwidth Research Service CAGR 38% Global Bandwidth Growth U s e d G lo b a lB a n d w id th ( T c p s )

57 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Security Solutions Applications WESCO’s Security offering is IP centric, focuses on Value Creation, and supports all major applications including surveillance, access control, and life safety. Key Markets • Higher Education • Healthcare • Government • Hospitality Solutions • Life Safety • Loss Prevention • Intrusion Detection • Event Management • First Responder Support • Situational Awareness • Surveillance Systems • Access Control • Communication Systems • Cable & Connectivity •Wireless • Installation Supplies • Tools & Test Equipment • IP Camera Addressing • Rack & Stack 11 12 14 16 18 21 2011 2012 2013 2014 2015 2016 Source: IMS Research CAGR 14% Global Security Market ($B) IP 24% CAGR ANALOG

58 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Broadband Solutions Applications Key Markets • Cable TV Operators • Broadcast & Networks • Utility / Smart Grid • Telecoms • Broadcast Satellite • Government Solutions • Voice, Video & Data Networks • Metro Ethernet • Cellular Backhaul • Wi-Fi • Headend/Central Office/Data Centers • Fiber to the Home • Internet Protocol TV • Over-the-top Video • Cable & Connectivity • Fiber Optic Equipment • Test & Measurement • Network Monitoring & Optimization • Customer Premise Equipment • Underground & Aerial Plant • Video On Demand • Voice Over IP • Passive Optical Networks WESCO’s Broadband portfolio delivers customized products and services that act as the foundation of the world’s communications network. - 50 100 150 200 250 300 350 400 2009 2010 2011 2012 2013 2014 Source: HIS iSupli Research, July 2011 CAGR 32% Global Mobile Broadband Device Shipment Forecast M ill io n s o f Un it s 2015

59 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Emerging Technologies Global Accounts and International Value Creation End-User Engagement • Leverage emerging technologies • Technical sales approach • Focus on next generation LAN and data center solutions • End User Value Creation • Emerging technologies focus • Dedicated sales force • Consultative selling approach • One WESCO approach • Global implementation of value-added services • Leverage supplier partnerships • Promote WESCO value added service offering portfolio • Communications and security specific service offerings Key Strategic Initiatives

60 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Monetizing Data Center Market Growth Trends Colocation Center Type of data center where equipment, space, and bandwidth are available for rent to customers. Cloud Cloud data centers serve applications, store content, and facilitate computing from a remote facility. Service Provider Data center for serving consumer content to the mass public, like cable television and satellite. Enterprise Private facilities managed and maintained by a business or organization. Primarily serves business computing, communications and data storage functions. Cloud Computing, Mobile Devices & Video Driving Data Center Growth FIX GRAPH Source: C. Belady, Global Foundation Services / Microsoft – March 2011 15 25 50 2010 2015 2020 U.S. Data Center Construction ($B) CAGR 13%

61 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Data Center Solutions WESCO is a single source provider for ALL types of data center customers • Broadest and deepest product portfolio • Network of specialized contractors and integrators • Value-added services • Power & Protection • Power Distribution • Cooling Systems • Raised Floor Systems • Data Center Infrastructure Management (DCIM) • Racks & Cabinets • Fiber Cable & Connectivity • Copper Cable & Connectivity • Cable Routing • Fabric Innerduct • Surveillance & Video • Access Control • Power over Ethernet • Wireless Systems • Sound, AV & Notification • Tools & Test Equipment • IP Lighting • and more… WESCO Products used in the Data Center WESCO is Your One Source for Data Center Infrastructure

62 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 The WESCO Data Center App Industry-Leading Tools The WESCO Data Center Application for iPad® An immersive presentation of solutions for Power, Space, Cooling, Security and Cable & Connectivity, plus... • Data center infrastructure news • White papers, specs and videos • WESCO branch geo-location

63 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 A major One WESCO Data Center win that exemplifies our approach and provides evidence of the value we provide to global customers Success Story – Fortune 100 Technology Firm Supply Chain Consolidation • Global implementation • One WESCO services and solutions • One source distribution agreement • Unseated incumbent Global One WESCO Data Center Win • RFP for global data center expansion • Leveraged supplier partnerships • International supply chain and service commitments • Global execution and local presence combination • Global implementation of Value Creation Solutions including 24-hour support, just-in- time inventory, custom reporting, online planning system, kitting, project staging and more

64 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Summary • Globally enabled data communications, security, and electrical distributor • Supply chain consolidation message resonating with customers across the globe • Market trends are favorable for long-term growth and are being stimulated by cloud computing, mobile devices and video • One WESCO approach creating synergies across the business and resulting in significant wins • Industry’s broadest and deepest data center offering • Well-positioned to continue to capitalize on IP security migration • Expansion of value-added product lines, services, and marketing programs to support customer needs and total solution delivery

The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. INVESTOR DAY 2013 Canada Harald Henze, Group Vice President and General Manager

66 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Canada •Addressable Market •Dual Channel Strategy ~$7B Market Opportunity WESCO is the largest distributor with a strong presence in all provinces. • Construction, Industrial, Utility, and CIG • 116 Branches • 4 Distribution Centers • WESCO HQ – Toronto • EECOL HQ – Calgary •Approximately $1.8B annual sales Maximizing world-class supplier relationships …one of WESCO’s key growth engines Global Accounts & Integrated Supply Utility International Communications & Security

67 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Canadian Market • Driven by natural resource sectors • Long term growth prospects for oil, gas, and mining remain attractive • Construction is one of Canada’s largest industries • Utility is experiencing increased investment • Green and sustainability initiatives are creating opportunities for lighting and controls …provides attractive long-term growth prospects WESCO Canada and EECOL Electric have improved position over last three years

68 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Anticipated Business Environment Alberta • Utility • Oil and Gas • Commercial Construction • Alberta flood recovery • Residential • Government Spending Saskatchewan / Manitoba • Mining • Utility • Shale Oil and Gas • Wind Generation • Residential • Government Spending • Potash Pricing Ontario • Water and Waste Water • Manufacturing • Transportation • Utility • Hospitals • Multifamily Residential • Commercial Construction • Residential • Solar and Wind • Mining British Columbia • Forestry • Oil and Gas / LNG • Commercial Construction • Multifamily Residential • OEM • Utility • Residential • Mining • Government spending Quebec • Government spending • Commercial Construction • Residential • Mining • Solar and Wind …expect continued demand growth in 2013 and 2014

69 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Canadian Operations Branch Locations WESCO 59 EECOL 57 Distribution Centers …includes a strong presence in all Canadian provinces

70 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Investing for Growth Six new branches opened in 2012 / 2013 …and delivering strong results in Canada Acquisitions Organic Toronto Distribution Center Opened 2012 Edmonton Distribution Center Opened 2009; expanded 2012 Montreal Distribution Center Opening 2H 2013

71 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Extensive Supply Base Complementary Eaton Schneider Philips Luminaires Acuity Philips Lamps and Ballasts Osram / Sylvania Legrand Hubbell / Leviton Crouse-Hinds Appleton Royal Pipe Ipex Hammond Hoffman Weidmuller Phoenix Common Thomas & Betts Thomas & Betts 3M 3M Ouellet Ouellet Burndy Burndy …comprised of world-class global manufacturing companies

72 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Success Stories Large Mining Company Power Transformer, Electrical Distribution and Control • Large mining company in Western Canada doing an expansion and power upgrade • WESCO providing power transformers and distribution and control products • Delivery will be in 2014 • Worked closely with the customer and EPC on defining project requirements Food Processing Plant Expansion • Eastern Canada major food processing plant expansion • Worked with General and the Electrical Contractor on a fast track job with significant complexity and coordination challenges • Several large orders with expedited deliveries to meet customer’s schedule requirements …reflect early customer engagement and strong project management

73 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Summary • Long term growth prospects for oil, gas, and mining in Canada are still very attractive • Investing for growth and delivering strong results in Canada • Successful integration of EECOL • One WESCO provides additional opportunities for profitable sales growth with customers

The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. INVESTOR DAY 2013 International Les Kebler, Group Vice President and General Manager

75 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 International • Strategy • Growth Drivers Providing a comprehensive product and service offering to companies across the globe. • Focus on large, growing regions • In-country business development and execution • Utilize our global platforms • Target key vertical markets • Provide global supply chain solutions • Geographic expansion • Increase sales capacity • Expand distribution capabilities • Invest in infrastructure and inventory • Operational excellence • Partnerships and acquisitions • Approximately $500M Annual Sales …investing in attractive markets Global Accounts & Integrated Supply Utility International Communications & Security

76 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 International Growth Markets • Emerging markets growing 2-3X faster • Global uncertainty continues • Flexible business model Demand for Data • 1 Trillion connected devices by 2015 • Data Center construction continues • Data Communications as a global platform Demand for Commodities • 30% increase in energy demand by 2030 • Global footprint offsets cyclical markets • Capital project centers of excellence Population Growth • ~400 emerging cities to drive 45% of global growth by 2025 • Major infrastructure investment • WESCO investing in key regions …one of WESCO’s key growth engines

77 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Global Footprint …provides global reach WESCO locations Americas Asia Pacific EMEA 5 16 2008 2013 Countries ~225 ~800 2008 2013 Employees (Excludes U.S. & Canada)

78 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 EECOL South America …provides critical mass in South America • 2012 Sales of approximately $90M • 20 locations across Chile, Peru, Argentina, and Ecuador • Markets served − Mining and Metals − Oil and Gas − Infrastructure • Major product categories: − Electrical − Instrumentation − OEM Equipment

79 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 International Operating Model Global Platforms Localized Business Management Centralized Leadership …provides value for customer and suppliers • Full distribution capabilities • Complete range of services • Local management teams • Expand customer base • Global consistency • Customer engagement • Supplier engagement

80 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Global Product and Service Platforms …accelerate growth in local markets around the world OEM Capital Projects Communications & Security Integrated Supply Global Accounts Global Sourcing WESCO International

81 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Success Stories • Multi-billion refinery expansion • Sourcing from five (5) countries • Remote Project Management (RPM) software • JIT inventory management • WESCO personnel on site Diversified Technology Company Global Supply Chain • U.S. manufacturer expanding to Asia to support end market demand • Single WESCO contact through Global Accounts • Engineering in the U.S. with a global supply base • Seamless transfer from WESCO U.S. to WESCO Asia • Localize the supply chain • Multi-billion refinery expansion • Sourcing from five (5) countries • Remote Project Management (RPM) software • JIT inventory management • WESCO personnel on site Global Mining Company Power & Control House • Turnkey design and build of power and control house • Supports main power supply for mine sites and equipment • Providing components from global manufacturers – including drives and motor control • High value-added solution …highlight our ability to support our customers’ global supply chain needs

82 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 International Summary • Large, fragmented market • Integrated operating model •Expanding global footprint •Servicing customers and suppliers who are seeking well capitalized, large global supply chain partners

The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. INVESTOR DAY 2013 Financial Results and Expectations Ken Parks, Vice President and Chief Financial Officer

84 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Maintain industry-leading cost structure Expand operating profit and margins Generate strong operating cash flow through the cycle Provide superior investor returns Long Term Financial Objectives …focused on shareholder value creation Grow sales faster than the market and strengthen business through acquisitions      14 4 (1) 7 3 10 14.2 14.1 14.2 16.1 18.9 18.8 Graybar Rexel NAED 333 369 400 5.4 5.6 5.7 134 265 270 68 118 114 All periods are 2011, 2012 and TTM 2013 unless otherwise noted. Throughout this presentation, 2012 and 2013 SG&A, EBIT, Net Income, and EPS exclude the impact of the ArcelorMittal litigation. See Appendix for reconciliations. 181 51 67 187 158 101 WCC S&P 500 Russell 2000 GWW FAST AXE TSR (1/1/2010 to 7/31/2013) 14.2% WCC CORE GROWTH ACQUIRED GROWTH SG&A% 2012 SG&A% COMP. (%) (%) EBIT ($M) EBIT% FCF ($M) FCF% OF NI 1 2 3 4 5

85 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Long Term Focus on Profitable Growth …operating profit pull through delivering results EBIT 5.2x TOTAL SALES 2.1x HEADCOUNT 1.5x 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 TTM 2013

86 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Strong Performance Operating Profit Sales Free Cash Flow to Net Income EPS ($ Billions) $ 29% CAGR 101% of Average Net Income 27% CAGR …throughout this protracted economic recovery period 14% CAGR ($ Millions) 5.1 6.1 6.6 7.0 2010 2011 2012 TTM 2013 211 333 369 400 2010 2011 2012 TTM 2013 $2.50 $3.96 $4.38 $4.56 2010 2011 2012 TTM 2013 97% 68% 118% 114% 2010 2011 2012 TTM 2013

87 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 2013 Performance First Half 2013 FY 2013 Outlook Sales $ 3.7B 13.2% growth including 14.6% from acquisitions 14 - 16% growth Approximately flat organic Gross Margins 20.9% Up 90 bpts Approximately 20.9% Operating Margins 5.7% 20 bpts expansion Approximately 6.0% Tax Rate 25.8% Approximately 26% to 27% EPS $2.36 8% growth Approximately $5.15 - $5.35 …first half 2013 results in line with full year outlook The amounts above have been adjusted to exclude the impacts of the ArcelorMittal litigation in 2012 and 2013. See Appendix for reconciliations.

88 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 788 860 887 847 2010 2011 2012 TTM 2013 Cost Leverage Sales per Employee ($ Thousands) Operating Profit per Employee ($ Thousands) …compares favorably to industry benchmarks 570 NAED NAED: National Association of Electrical Distributors 33 47 47 48 2010 2011 2012 TTM 2013 16 NAED

89 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Cash Generation 112 134 265 270 115 196 224 236 2010 2011 2012 TTM 2013 …improving leverage and driving growth Free Cash Flow ($M) Net Income ($M) 2011 2012 (Total Par Debt to TTM EBITDA) Leverage 2013 1.5 2 2.5 3 3.5 4 4.5 5 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Target Leverage 2.0x – 3.5x 3.9X 3.5X Reported 4.7X Estimated Proforma < 4.0X

90 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Cash Flow Management …expect to maintain fiscal discipline while funding growth First Use Support organic growth at greater than market rates Second Use Fund accretive acquisitions to supplement organic growth Third Use Reduce financial leverage Fourth Use If Debt to EBITDA ratio is sustained below 2.0, return capital to shareholders + +

91 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 Cumulative Acquisitions Since 2010 325 400 1,500 2010 2 2011 2 2012 4 Acquisition Priorities Consistent with WESCO strategy Rate of return greater than WESCO risk-adjusted average cost of capital Accretive in first year of operation Margins higher than WESCO     Acquired Sales ($ Millions) # …driving strategic growth and shareholder value Markets & Customers Geographies Products & Suppliers Core Acquisition Strategy Framework Acquisition Date Estimated Annual Sales at Closing Estimated 1st Year Accretion at Closing Potelcom 6/10 $25M TVC Communications 12/10 $300M $0.30 RECO 3/11 $25M Brews 10/11 $50M $0.04 RS Electronics 1/12 $60M $0.04 Trydor Industries 7/12 $35M $0.05 Conney 7/12 $85M $0.10 EECOL 12/12 $925M ~$1.00 ~$1.5B ~$1.53+

92 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 End Market Key Indicators End Market 2013 Sales Mix Key Market Drivers / Indicators Current Momentum Industrial 44% • Industrial Production • ISM Purchasing Managers’ Index • Capacity utilization Construction 31% • Architecture Billings Index • Renovations and retrofits • Construction starts and put in place Utility 14% • Distribution grid maintenance and upgrades • New starts and installed meters • Generation MRO, upgrades, expansions • Transmission line extension CIG 11% • Government spending • Communications spending • Education, healthcare, and financial …economic recovery continues in 2013 Improving Flat Declining

93 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 2014 Anticipated Business Environment • Residential construction • Non-residential construction • Wholesale trade durable goods • Oil & Gas • Share shift to larger players • Industry consolidation • Industrial production • Utility distribution grid spending • Global growth • Raw material prices • Energy prices • Unemployment • Government deficits • Utility transmission spending • Mining ‒ …expect demand growth in 2014

94 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 2014 Financial Outlook … An Early Look …continuing to invest in growth, while driving operating leverage Sales 5.1 6.1 6.6 7.5 8.0 2010 2011 2012 2013E 2014 E 7.7 EPS $2.50 $3.96 $4.38 $5.15 $5.70 2010 2011 2012 2013E 2014E ($B) 8.3 $5.35 $6.10 Sales growth 6-9% • Organic 4-6% • Acquisitions 2-3% Low double-digit EPS growth Free Cash Flow Full year free cash flow > 80% of net income ($) 2012 and 2013 EPS excludes the impact of the ArcelorMittal litigation. See Appendix for reconciliations.

95 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 EPS and Stock Price Performance 0.70 0.43 0.49 0.65 1.47 2.09 4.08 4.82 4.71 2.46 2.50 3.96 4.38 4.56 8.65 7.57 5.62 5.53 18.80 33.30 62.15 55.08 33.40 23.94 37.59 51.28 61.16 66.30 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $0.00 $20.00 $40.00 $60.00 $80.00 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 TTM 2013 EPS $ Stock Price $ (Average) …consistent track record of results

The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. INVESTOR DAY 2013 Q&A and Closing Remarks John J. Engel Chairman, President and Chief Executive Officer

97 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013 • Industry leader with deep domain expertise in electrical, industrial, construction, and utility • Proven business model and well positioned in large, fragmented markets • Blue chip customer and supplier base • Proven acquirer and integrator in a consolidating industry • Extensive global supply chain capability • Operational excellence culture founded on LEAN • Margin expansion results and future potential • Strong free cash flow generation through economic cycle Invest in WESCO …strong company with proven and effective supply chain solutions

98 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013

99 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013

100 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013

101 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013

102 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013

103 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013

104 ID13 WESCO Investor Day The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. WESCO INTERNATIONAL, INC. INVESTOR DAY 2013